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                                                                    EXHIBIT 23.1



[PRICEWATERHOUSECOOPERS LOGO]


                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 10, 2003, relating to the financial statements and financial statement schedule of Veritas DGC Inc., which appears in Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 2003.


/s/ PRICEWATERHOUSECOOPERS LLP


January 15, 2004